Exhibit 99.2

A Letter to Our Shareholders Dear Shareholders, It is inspiring to consider that Kewaunee is entering its thirteenth decade as a leading manufacturer of furniture, casework, and technical products that have been used in many of the most remarkable scientific discoveries in history. That core business has served us and the scientific community well over these many years. But as the world of discovery and the markets we serve evolve, so too must our business to take advantage of the many opportunities these changes present. In the Spring of 2019, during a difficult period in our history, we established a set of guiding principles for Kewaunee:    01 We will be easy to do business with 02 We will get close to our customers 03 We will do everything with excellence 04 We will lead and earn the right to innovate These principles have shaped our ability to build the stronger business we are today, and they remain central to our strategy as we pursue the next phase of Kewaunee’s growth. It is imperative for us to continue to change in order to remain positioned as a leader in our industry.

Today, we are announcing an agreement to acquire Nycom, Inc. (Nycom), the largest lab dealer in the USA, subject to customary closing conditions. This is an important step forward in our long-term growth strategy and positions Kewaunee to become a leader in fully integrated laboratory solutions. Manufacturing excellence remains at the heart of who we are. It is an essential element of our DNA, but our opportunity extends beyond manufacturing alone. Scientific discovery flourishes in environments where researchers feel safe, comfortable, and inspired. By expanding our understanding of where and how we can serve the market and these remarkable scientists, we are opening new possibilities for the company to continue and sustain profitable growth.

Building on Years of Progress Over the past seven years, we have strengthened Kewaunee and expanded what we are able to deliver for the markets we serve. We have built a more effective leadership organization, improved our operating performance, and made deliberate investments that have positioned us for long-term growth. What began as a commitment to strengthen our core business has developed into a much broader opportunity, and the results of that work are evident across our business. These steps have helped build the foundation for what comes next. We have also expanded what Kewaunee can offer its customers. Our international business has grown into a leading provider of laboratory design, construction, and equipment solutions in its key markets. In North America, our acquisition of NuAire and the formation of Kewaunee’s Lab Products Group have broadened our technical product offering. We are a different company than we were seven years ago. We have a stronger operating foundation and a clearer understanding of where we can create value. We believe the next opportunity is to build a stronger North American business that connects our manufacturing capabilities with laboratory design, distribution, and installation. Why We Have Selected Nycom for This Next Step Forward We have partnered with Nycom for many years as one of our premier dealers. We know the people of Nycom and the business well. Quite plainly, we believe they are the best at what they do. Nycom has earned its stellar reputation through the quality of their work and the strength of their organization. Nycom’s design capabilities are exceptional, and their project teams understand how to deliver complex laboratory environments. Behind those teams is a well-managed business with experienced leadership. They have robust and scalable systems and business processes, which is a lynchpin of our strategy of further consolidating our North American distribution.

An Opportunity for Continuity and Disciplined Expansion Our industry includes many successful regional companies whose owners are beginning to consider succession. These businesses often have excellent customer relationships and deep market knowledge. For owners considering succession, the future of the legacy they’ve cultivated can matter as much as the transaction itself. Kewaunee can offer a long-term industry home for businesses whose owners want continuity and resources for continued development. We are highly selective and deliberate in our approach to this expansion, only pursuing opportunities that strengthen Kewaunee and justify the investment required. Our goal is to build on what makes these businesses successful while providing resources to support their continued growth. Nycom gives us an exceptional foundation for this strategy, with the leadership and operating capabilities to support future expansion. Our Vision for the Future Our vision is to set the standard for fully integrated laboratory solutions that make it easier to design, build, and furnish world-class laboratories. We often speak about creating Amazing Spaces. These are the environments where scientific discovery takes place and where our customers do some of their most important work. We want Kewaunee to be the company they turn to when bringing those spaces to life. Our growth strategy is built around expanding Kewaunee’s capabilities across complementary businesses. Kewaunee’s Lab Products Group will continue to advance our technical product offering, while Nycom would establish the foundation for our North American design, distribution, and installation business. Our international operations remain an important part of Kewaunee’s growth, pursuing opportunities suited to their markets. Together, these businesses give us more ways to serve customers and create long-term value. Our independent dealers and distribution partners will continue to play an important role in this strategy. We believe there is considerable opportunity to grow through both owned businesses and independent partners, preserving the local expertise and customer relationships that have contributed to our success. As we expand, our focus will be on strengthening each business and making the broader capabilities of Kewaunee available where they can provide value.

Growing with Discipline We have strengthened the financial systems and corporate functions needed to support our path forward. As we expand, we will continue to invest in our existing businesses while maintaining the financial flexibility to manage changing market conditions. Following completion of the Nycom acquisition, our priority will be to maintain the quality of its customer service while bringing the businesses together effectively. We recognize that integration requires careful execution, particularly in an industry where project schedules and funding can change. We will judge our success by operating performance, cash generation, and the returns we earn on our investments. These results will be carefully monitored to ensure we are creating lasting value for our shareholders. Our Next Chapter The progress we have made over the past seven years has positioned Kewaunee to pursue a much broader vision for our future. The acquisition of Nycom represents an important next step, bringing exceptional people and capabilities into our organization as we work toward becoming the gold standard for laboratory solutions. The principles that guided our progress will continue to direct our path forward: be easy to do business with, get close to our customers, do everything with excellence, and lead and earn the right to innovate. As Kewaunee grows, our commitment to putting those principles into practice will be more important than ever. We recognize that change brings both opportunity and risk. Our responsibility is to weigh them carefully, manage risk thoughtfully, make deliberate decisions, and execute flawlessly to realize the vision we have outlined for ourselves. I want to thank our Associates for diligence and commitment to making this progress possible, our customers and partners for their trust, our Board for its guidance, and our shareholders for their continued confidence. With the foundation we have built and the talent of our team, we will continue working to ensure our company remains a strong and inspiring market leader for many more decades to come. I believe our greatest opportunities are still ahead. Sincerely, [GRAPHIC APPEARS HERE] Thomas D. Hull III President and Chief Executive Officer Kewaunee Scientific Corporation

WORLDWIDE MARKETS

WORLDWIDE Kewaunee’s Diverse Platform for Meeting Customer Needs Kewaunee serves a broad range of markets where laboratory facilities are essential to the work our customers perform. From scientific research to industrial production, these environments must meet demanding requirements for safety, performance, and reliability. Our businesses have developed the products and expertise to support these needs across industries and around the world. The diversity of our markets is an important strength. Investment in laboratory infrastructure is driven by different priorities, from expanding research capabilities to maintaining facilities essential to daily operations. This gives Kewaunee opportunities across a wide customer base and reduces our dependence on any single industry. Life Sciences & Healthcare Life sciences and healthcare continue to advance through new research and medical technologies, creating increasingly specialized laboratory requirements. Pharmaceutical and biotechnology companies invest in facilities that support the development of new treatments, while healthcare organizations depend on reliable environments for clinical testing and patient care. As research becomes more complex, the need for specialized containment and controlled laboratory environments remains an important part of these markets. Education & Government Educational institutions and government agencies represent an established market for laboratory infrastructure. Universities require facilities that can accommodate changing research programs, while government laboratories support essential public services and regulatory responsibilities. Investment in these markets includes both new facilities and the modernization of existing laboratories to meet evolving requirements.

Industrial & Process Industries Laboratories play an important role in industrial operations, supporting product development and the testing necessary to maintain consistent quality. As manufacturing technologies advance, laboratory requirements become more specialized, particularly in industries where precision and process control are critical. These facilities are an essential part of how manufacturers improve products and maintain reliable operations. Energy The energy industry depends on laboratory testing to support safe and efficient operations. From traditional oil and gas production to emerging energy technologies, laboratories help operators evaluate materials, monitor quality, and meet environmental requirements. Continued investment in energy infrastructure and changing production technologies create opportunities for specialized laboratory facilities.  Opportunities Across A Diverse Global Market The markets Kewaunee serves are shaped by different economic conditions and investment priorities, but they share an ongoing need for dependable laboratory environments. As scientific and technical requirements change, customers must continue to invest in facilities that support their work. Our experience across these markets, combined with the specialized capabilities of Kewaunee Scientific, NuAire, EVERHUTCH, and Kewaunee International, positions us to meet a broad range of customer needs. We see opportunities to build on our established market presence while continuing to support the development and modernization of laboratory facilities worldwide.

AMAZING SPACES AMAZING SPACES Where Discovery Takes Shape Some of the world’s most important work happens inside laboratories. From research that could lead to new cancer treatments to the development of materials that make everyday products safer and more sustainable, the discoveries made in these environments have the potential to change how we live. These are the Amazing Spaces Kewaunee helps bring to life. Across the world, laboratories play an essential role in advancing scientific understanding and improving the way we live. From the university researcher exploring a new idea to the healthcare professional working to improve patient outcomes, these environments bring together people whose work has the potential to make a lasting difference. Within government institutions, scientific research helps protect our communities and address complex challenges. In industry, laboratories drive advancements in manufacturing, energy, agriculture, and the technologies and materials that shape our everyday lives. As the work taking place inside these facilities advances, so do the environments needed to support it. Modern laboratories have evolved into dynamic spaces where discovery and collaboration come together. Thoughtful design and adaptable infrastructure allow researchers to work more efficiently, respond to changing scientific needs, and connect with colleagues across disciplines. These environments can foster a shared sense of purpose, encourage the exchange of ideas, and inspire the next generation of scientific minds. For more than a century, Kewaunee has helped create the laboratory environments where this important work takes place. Our history in laboratory furniture development and manufacturing has established a foundation of expertise that continues to grow alongside the needs of our customers. Today, Kewaunee’s capabilities extend across a broad range of laboratory solutions, supporting everything from teaching and research environments to highly specialized facilities with demanding technical and safety requirements.

Through Kewaunee’s diverse platform, we are bringing together the expertise and capabilities to support customers from their earliest plans through the completion of their laboratories. Our manufacturing and technical product businesses provide a strong foundation, while our international operations bring extensive experience in turnkey project delivery. Our proposed acquisition of Nycom represents the next step in this vision, connecting Kewaunee’s manufacturing capabilities with Nycom’s exceptional expertise in laboratory design, distribution, and installation. Together with our independent dealer and distribution partners, our goal is to make it easier for customers to design, build, and furnish world-class laboratories. We understand that every laboratory represents an investment in the future. Whether supporting a new research institution, expanding a healthcare facility, or modernizing an existing laboratory, our role is to help create spaces that meet the needs of today while providing flexibility for the discoveries and advancements still to come. Helping our customers create exceptional laboratories has been central to Kewaunee for generations. As we grow, we’re building on that commitment and expanding what we can deliver together. Inspiring the Next Amazing Spaces...